Exhibit 10.1

INVESTOR AGREEMENT

This INVESTOR AGREEMENT (this “Agreement”) is made and entered into as of August 30, 2019 by and between First Financial Bancorp. (“Buyer”), an Ohio corporation, and the undersigned holder of Equity Interests (“Holder”) of Bannockburn Global Forex, LLC, a Delaware limited liability company (the “Company”);

WHEREAS, Holder owns beneficially and of record the Company Common Units and/or Phantom Units as set forth on Schedule A hereto (collectively, “Equity Interests”);

WHEREAS, upon the satisfaction of the terms and conditions of the Agreement and Plan of Merger by and among Buyer, First Financial Bank, an Ohio chartered bank and a wholly-owned subsidiary of Buyer (the “Bank”), Wallace Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Bank (“Merger Sub”), the Company and the Member Representative named therein, dated as of June 18, 2019 (as amended, restated or supplemented from time to time, the “Merger Agreement”), the Company will merge with and into Merger Sub, which will thereafter merge with and into the Bank (the “Merger”), with the Bank being the surviving entity of the Merger;

WHEREAS, Holder will receive Buyer Common Shares pursuant to the terms of the Merger Agreement in exchange for Holder’s Equity Interests;

WHEREAS, the Merger Agreement provides that it is a condition to Buyer’s obligation to consummate the Merger that Holder executes and delivers to the Company and Buyer this Agreement;

WHEREAS, in accordance with Section 9.3(a) of the Company’s Limited Liability Company Agreement dated as of July 16, 2018 (the “LLC Agreement”), the Merger Agreement also provides that only holders of Equity Interests who are “accredited investors” (as that term is defined below) shall receive Buyer Common Shares in the Merger, and that holders of Equity Interests who are not Accredited Investors shall have their Equity Interests acquired by the Company prior to the Effective Time of the Merger in exchange for a cash payment;

WHEREAS, in order to induce Buyer to (i) enter into the Merger Agreement and consummate the Transactions, and (ii) issue Buyer Common Shares to Holder in the Merger pursuant to the Merger Agreement, Holder has entered into this Agreement and agrees to be bound hereby.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth below, and for good and valuable consideration, arising out of the Merger and the Transactions, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                      Definitions.  For purposes of this Agreement, capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement.

2.                                      Effectiveness of Agreement. This Agreement shall become null and void upon any termination of the Merger Agreement prior to the Effective Time, without the need for further documentation.

3.                                      Representations and Warranties of Holder.  Holder represents and warrants to and agrees with the Company and Buyer as follows:

(a)                                 Holder is an “Accredited Investor”, as that term is defined in Rule 501(d) under Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act, by virtue of satisfying the requirements of one or more of the requirements of items 1 through 7 set forth on Exhibit A attached hereto.

(b)                                 Holder understands and acknowledges that the Buyer Common Shares to be issued to Holder upon consummation of the Merger in exchange for Holder’s Company Common Units and Phantom Units, if any (the “Subject Shares”), at the time of issuance, will not have been registered with the SEC under the Securities Act and shall bear an appropriate restrictive legend. Holder further understands and acknowledges that any sale, transfer or disposition by Holder of any of such Buyer Common Shares may be made only in accordance with the terms of this Agreement and (i) pursuant to an effective registration statement under the Securities Act and in compliance with state securities laws or (ii) in accordance with Rule 144 or another exemption under the Securities Act and exemptions under applicable state securities laws, and that in connection with any such transfer, Buyer may require an opinion of counsel reasonably satisfactory to Buyer to the effect that such sale, transfer or disposition is exempt from the registration requirements of the Securities Act and applicable state securities laws. Buyer has agreed to register the Subject Shares under the Securities Act by filing a resale registration statement with the SEC under the Securities Act (the “Buyer Registration Statement”) in accordance with and subject to Section 6.14 of the Merger Agreement.

(c)                                  The Subject Shares, when issued to Holder upon consummation of the Merger, will be acquired by Holder for Holder’s own account, and not for the account of others or with a view to resale, except pursuant to an exemption from registration under the Securities Act and applicable state securities laws or pursuant to the Buyer Registration Statement.

(d)                                 Holder has been furnished with all information requested by Holder relating to Buyer and the Merger, and Holder has been afforded the opportunity to ask questions concerning the terms and conditions of the Merger Agreement, the Merger and Buyer.  Holder understands that no United States federal or state agency, and no agency of any kind in any jurisdiction has passed upon the Buyer Common Shares to be issued in the Merger or made any finding or determination as to the merits or fairness of an investment in the Buyer Common Shares.

(e)                                  Holder has consulted, to the extent deemed appropriate by Holder, with Holder’s own advisers as to the financial, tax, legal, regulatory and related matters concerning the receipt of the Buyer Common Shares in the Merger and on that basis understands the financial, legal, tax, regulatory and related consequences of receipt and ownership of the Buyer Common Shares.

(f)                                   Holder acknowledges receipt of copies of the Merger Agreement and Escrow Agreement and represents that Holder (i) has read and understands the terms of the Merger Agreement and Escrow Agreement, and (ii) has had the opportunity and has been encouraged to review and discuss with Holder’s own legal and other advisors the Merger Agreement and Escrow Agreement.  Holder agrees to be bound by, and comply with, the terms of the Merger Agreement and Escrow Agreement that are applicable to, affect the rights of, or impose liabilities on a Participating Holder.

(g)                                  Investor is currently a “U.S. Person,” as defined in Regulation S of the Securities Act.

(h)                                 If Investor is lawfully married and Investor’s address or the permanent residence of Investor’s spouse or domestic partner is currently located in a community property jurisdiction, or the Investor and Investor’s spouse have at any time resided in a community property jurisdiction during the course of their marriage and while Investor owned any Equity Interests, Investor’s spouse or domestic partner shall execute and deliver on the Effective Date the Consent in the form of Exhibit B attached hereto.

4.                                      Beneficial Ownership.

(i)                                     Holder hereby represents and warrants to the Company and Buyer that Holder does not beneficially own (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) any Equity Interests in the Company, or any economic interest therein or derivative therefrom, other than those Equity Interests specified on Schedule A.

(j)                                    Holder represents and warrants to Buyer that it does not currently own any Buyer Common Shares other than as set forth below:

5.                                      Lockup Period.*

(a)                                 Lock Up Period. For purposes of this Section 5(a), Holder agrees that, without the prior written consent of Buyer and except as set forth in Section 5(d), with respect to Forty Percent (40%) of the Subject Shares (the “Restricted Shares”) Holder will not during the period commencing on the Closing Date of the Merger and ending on the Thirty-Sixth (36) month anniversary of the Closing Date (the “Lock Up Period”) engage in any of the following transactions (each, a “Restricted Transaction”): (i) offer, pledge, gift, donate, sell, assign, transfer, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any of the Restricted Shares, or (ii) enter into any swap, option (including, without limitation, put or call options), short sale, future, forward or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Shares, whether any such transaction is to be settled by delivery of Buyer Common Shares or such other securities, in cash or otherwise.  Holder hereby authorizes Buyer during the Lock Up Period to cause any transfer agent for the Restricted Shares to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to the Restricted Shares for which Holder is the record holder.  With respect to Restricted Shares owned beneficially but not of record by Holder, Holder agrees during the Lock Up Period to cause the record holder of such Restricted Shares to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to such Buyer Common Shares, if such transfer would constitute a violation or breach of this Agreement.  Holder understands and acknowledges that the Restricted Transactions and the related Lock Up Period are contractual obligations and are separate from, and in addition to, limitations on sale or transfer under applicable securities laws, and that the restrictions in this Section 5 shall continue to apply to the Restricted Shares (i) notwithstanding the existence of an exemption from registration under applicable securities laws, and (ii) following the filing and effectiveness of the Buyer Registration Statement.

*  Section 5 only applicable to employee Holders.

(b)                                 Permitted Transfers. Notwithstanding the provisions of Section 5(a), Holder may transfer (a “Permitted Transfer”) Restricted Shares as a bona fide gift, by will or intestacy or to an immediate family member or a trust for the benefit of an immediate family member or by operation of law, such as pursuant to a qualified domestic order or as required by a divorce; provided that each transferee, donee or distributee of any such Restricted Shares in a Permitted Transfer shall sign and deliver to Buyer an agreement, in a form supplied by Buyer, in which such transferee, donee or distributee agrees to and acknowledges the restrictions on transfer of Buyer Common Shares set forth in this Section 5(b) and agrees to become a party to this Agreement.  For purposes of this Section 5(b), an immediate family member of Holder means a spouse, domestic partner, parent, child or step-child of Holder.

(c)                                  Release of Transfer Restrictions. This Section 5 shall automatically terminate and be of no further force or effect if a Change of Control should occur during the Lock Up Period.  For the purposes of this Agreement, “Change of Control” shall mean any one of the following: (i) the consummation of a merger or consolidation of Buyer with or into another Person (except a merger or consolidation in which the holders of capital stock of Buyer immediately prior to such merger or consolidation collectively continue to hold at least 50% of the voting power or capital stock of the surviving Person after such Merger or consolidation); (ii) the issuance, transfer, sale or disposition to another Person or group of related Persons of the voting power or capital stock of Buyer, if after such issuance, sale, transfer or disposition, such Person or Persons would hold more than 50% of the voting power or capital stock of Buyer; (iii) a sale, transfer or disposition of all or substantially all of the assets of Buyer; or (iv) a dissolution, liquidation or winding up of the affairs of Buyer.

(d)                                 Right of Buyer to Modify Restrictions. At any time during the Lock Up Period Buyer may, in the sole discretion of the Buyer’s board of directors, elect to release some or all of Holder’s Restricted Shares from the restrictions on transfer set forth in this Section 5 in such amounts as it may determine.

6.                                      Transfer; Successor and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Any Permitted Transfer shall require the transferee to execute an agreement in accordance with Section 5(b) above.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Any Buyer Common Shares acquired by Holder through exercise of options or other rights and any Buyer Common Shares received by Holder in connection with any stock split, stock dividend, reclassification, merger, reorganization, recapitalization or other change in the capital structure of Buyer affecting the Subject Shares shall be subject to the provisions of Section 5 of this Agreement.

7.                                      Conditions on Sale of Subject Shares under the Buyer Registration Statement.  In addition to any restrictions on transfer set forth in Section 5(a) above, any sale of Subject Shares by Holder under the Buyer Registration Statement shall be subject to the following conditions (including any additional conditions set forth in Section 6.14 of the Merger Agreement):

(a)                                 The Buyer Registration Statement shall continue to be effective as of each date or dates of sale. Holder shall have furnished to Buyer all information concerning Holder that is required to be included in the prospectus for the Buyer Registration Statement, and such information shall have been incorporated into such prospectus.

(b)                                 Holder, any affiliated purchasers and any broker-dealers or any other persons who execute sales for Holder may not engage in any special selling efforts or selling methods in connection with the sale of Subject Shares under the Buyer Registration Statement, or otherwise effect the sale of the Subject Shares in a manner that would constitute a “Distribution” as such term is defined in Regulation M promulgated by the SEC.

8.                                      Legends.  Holder agrees that each outstanding certificate representing Restricted Shares held by Holder shall during the Lock Up Period, in addition to any other legends reflecting restrictions on transfer imposed by applicable federal and state securities laws, shall bear a legend reading substantially as follows:

THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF AN INVESTOR AGREEMENT DATED AUGUST [•], 2019 BETWEEN FIRST FINANCIAL BANCORP. (“ISSUER”) AND HOLDER. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF ISSUER AND WILL BE PROVIDED TO THE HOLDER HEREOF UPON REQUEST. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF ISSUER UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH INVESTOR AGREEMENT.

Holder hereby authorizes Buyer to cause any transfer agent for the Restricted Shares to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to the Restricted Shares for which Holder is the record holder during any period that transfer of such Restricted Shares is subject to applicable federal or state securities laws.

9.                                      Release.  HOLDER HEREBY RELEASES AND FOREVER DISCHARGES THE COMPANY, BUYER AND THEIR RESPECTIVE AFFILIATES, MEMBERS, AGENTS, DIRECTORS, OFFICERS, ASSIGNS, REPRESENTATIVES, ATTORNEYS, MANAGERS, SHAREHOLDERS, PREDECESSORS AND SUCCESSORS FROM ANY AND ALL LEGAL, EQUITABLE OR OTHER CLAIMS, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, WITH RESPECT TO HIS, HER OR ITS OWNERSHIP OF ANY EQUITY INTEREST IN THE COMPANY OR ANY MATTER RELATED THERETO,  EXCEPT FOR ANY CLAIMS IT HAS OR MAY HAVE IN ITS CAPACITY AS A “MEMBER” AGAINST BUYER PURSUANT TO THE MERGER AGREEMENT OR ANY OTHER RELATED AGREEMENT.

10.                               Remedies.  Holder acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by Holder, and that any such breach would cause Buyer irreparable harm.  Accordingly, Holder agrees that in the event of any breach or threatened breach of this Agreement, Buyer, in addition to any other remedies at law or in equity it may have, shall be entitled to immediate equitable relief, including injunctive relief and specific performance, without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting any bond or other security, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction.

11.                               Severability.  The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of any other provision of this Agreement in such jurisdiction, or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

12.                               Entire Agreement/Amendment.  This Agreement and any Related Agreement to which Holder is a party or is bound represent the entire agreement of the parties with respect to the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.  This Agreement may not be amended, modified, altered or supplemented except by means of a written instrument executed and delivered by the parties hereto.

13.                               Governing Law; Venue.  This Agreement and all claims and causes of action, whether in tort, contract or otherwise, that relate to this Agreement shall be construed in accordance with, and governed in all respects by, the internal Laws of the State of Delaware without regard to the Laws of such jurisdiction that would require the substantive Laws of another jurisdiction to apply.  Any action, claim, suit or proceeding relating to this Agreement or the enforcement of any provision of this Agreement that is brought against Holder or Buyer shall be brought or otherwise commenced only in the state or federal courts located in New Castle County, Delaware.  The parties hereto hereby accept the exclusive jurisdiction and venue of those courts for the purpose of any such suit, action or proceeding.  The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in New Castle County, Delaware, and hereby further irrevocably waive any claim that any suit, action or proceeding brought in New Castle County, Delaware has been brought in an inconvenient form.

14.                               Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given and received if properly addressed:  (i) if delivered personally, by commercial delivery service or by e-mail (read receipt requested), on the day of delivery or (ii) if delivered by internationally recognized courier (appropriately marked for next day delivery), one Business Day after dispatch.  Notices shall be deemed to be properly addressed to any party hereto if addressed to the following addresses (or at such other address for a party as shall be specified by like notice):

(a)                                 If to Buyer or Merger Sub, to:

First Financial Bancorp.

255 East Fifth Street, Suite 2900

Cincinnati, Ohio 45202

Attention:                                         Karen B. Woods

Email:                                                  karen.woods@bankatfirst.com

(b)                                 If to Holder, as set forth on the signature page to this Agreement.

15.                               Counterparts; Electronic Delivery.  For the convenience of the parties, this Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures of the parties to this Agreement may be transmitted by facsimile or electronic transmission (including e-mail delivery of a .pdf or other image of a signature) will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces and will be binding upon such party.  At the request of any party hereto, each other party hereto shall re-execute and deliver the original form of this Agreement.  No party hereto shall raise the use of electronic transmission to deliver a signature as a defense to the formation of a contract, and each such party forever waives any such defense.

16.                               Waiver.  BUYER AND HOLDER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT, THE MERGER AGREEMENT OR ANY RELATED AGREEMENT IS LIKELY TO INVOLVE

COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH OF THEM HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY RIGHT HE, SHE OR IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER AGREEMENT, ANY RELATED AGREEMENT OR THE TRANSACTIONS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

HOLDER:

By:
Name:
Title:

Notice Address:
Name:
Address:
Address:
Address:
Facsimile:

Holder’s Spouse (if applicable)

Name:

BANNOCKBURN GLOBAL FOREX, LLC

By:
Name:
Title:

FIRST FINANCIAL BANCORP.

By:
Name:
Title:

[Signature Page to Investor Agreement]

Schedule A

Name and Address of Holder	Number of Equity Interests of Company Owned

Exhibit A

Definition of an Accredited Investor

An Accredited Investor, as that term is defined in Rule 501(d) under SEC Regulation D, must satisfy the requirements of at least one of the following categories:

1.                                      A natural person with an individual net worth, or joint net worth with his or her spouse, which exceeds $1,000,000.  A person’s primary residence shall not be included as an asset in determining his or her net worth.  Indebtedness that is secured by such person’s primary residence, up to the estimated fair market value of such primary residence at the time of this investment, shall not be included as a liability of the person for determining his or her net worth (except that if the amount of the indebtedness outstanding at the time of this investment exceeds the amount outstanding sixty (60) days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability). Indebtedness that is secured by the primary residence in excess of the estimated fair market value of the primary residence at the time of this investment shall be included as a liability of the person for determining his or her net worth.

2.                                      A natural person with an individual income in excess of $200,000 in each of the two most recent years and a reasonable expectation of an individual income in excess of $200,000 in the current year.

3.                                      A natural person with a joint income with his or her spouse in excess of $300,000 in each of the two most recent years and a reasonable expectation of joint income with his or her spouse in excess of $300,000 in the current year.

4.                                      An organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of making this investment, with total assets in excess of $5,000,000.

5.                                      A corporation, partnership or limited liability company, not formed for the specific purpose of making this investment, with total assets in excess of $5,000,000.

6.                                      A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of making this investment, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the trust making this investment.

7.                                      A corporation, partnership or limited liability company in which all of the equity owners qualify as accredited investors under one or more of the categories described in 1 through 6 above.

Exhibit B

Consent of Spouse

CONSENT OF SPOUSE

The undersigned spouse or domestic partner of                      (“Holder”), who is a party to that certain Investor Agreement, dated       , 2019 (the “Agreement”), by and among Holder, First Financial Bancorp., an Ohio corporation (“Buyer”), Bannockburn Global Forex, LLC, a Delaware limited liability company (the “Company”) and the other parties thereto,  hereby acknowledges that the undersigned has reviewed the Agreement and understands that the Agreement contains provisions regarding the economic benefits, rights, duties and obligations associated with the Company Common Units and/or Phantom Units of the Company (“Equity Interests”) held by Holder and the common shares of Buyer (the “Buyer Common Shares”) to be issued to Holder pursuant to that certain Agreement and Plan of Merger to which Buyer and the Company are parties, including any interest the undersigned may have in such Equity Interests or Buyer Common Shares.

The undersigned hereby agrees that any interest the undersigned may have in any Equity Interests and Buyer Common Shares that are subject to the Agreement shall be bound by the terms of the Agreement and further understands and agrees that any community property or other interest the undersigned may have in such Equity Interests or Buyer Common Shares shall be similarly bound by the Agreement.

The undersigned is aware that the legal, financial and related matters contained in the Agreement are complex and that the undersigned had the opportunity to seek independent professional guidance or counsel with respect to this Consent.  The undersigned hereby acknowledges that the undersigned has either sought such guidance or counsel or determined after reviewing the Agreement that the undersigned will waive such right.  The undersigned further agrees to execute any further documents or instruments necessary to effectuate the terms of the Agreement and this Consent.

Dated:
Signature of Spouse or Domestic Partner

Printed Name of Spouse or Domestic Partner